UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 25, 2021

Easterly Government Properties, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-36834	47-2047728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 L Street NW, Suite 650, Washington, D.C.		20037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 595-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DEA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. Other Events.

On February 25, 2021, Easterly Government Properties, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3, which became immediately effective upon filing and which replaced the Company’s previous shelf registration statement on Form S-3 (File No. 333-223736) filed with the SEC on March 16, 2018.

In connection with the filing of the new registration statement, the Company also filed with the SEC a new prospectus supplement (the “Prospectus Supplement”), dated February 25, 2021, with respect to the Company’s existing “at the market” equity offering program (the “ATM Program”), pursuant to which the Company may offer and sale shares of its common stock, par value $0.01 per share (“Common Stock”), having an aggregate offering price of up to $300,000,000 from time to time pursuant to separate equity distribution agreements (collectively, the “equity distribution agreements”), dated December 20, 2019, among the Company, its operating partnership, Easterly Government Properties LP, and each of Citigroup Global Markets Inc., BMO Capital Markets Corp., BTIG, LLC, Capital One Securities, Inc., Jefferies LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, Truist Securities, Inc. (f/k/a SunTrust Robinson Humphrey, Inc.) and Wells Fargo Securities, LLC (and certain of their respective affiliates). The Company refers to these entities, when acting in their capacity as sales agents for it or as principals, individually, as a “Sales Agent” and, collectively, as the “Sales Agents,” and when acting in their capacity as agents for Forward Purchasers (as defined below), individually, as a “Forward Seller” and, collectively, as the “Forward Sellers.”

The equity distribution agreements contemplate that, in addition to the issuance and sale of shares of Common Stock by the Company through or to the Sales Agents, acting as its sales agents or as principals, as applicable, the Company may also enter into one or more forward transactions (each, a “forward sale transaction” and, collectively, the “forward sale transactions”) under separate master forward confirmations (collectively, the “master forward confirmations”) and related supplemental confirmations, with each of Citibank, N.A., Bank of Montreal, Jefferies LLC, Raymond James & Associates, Inc., Royal Bank of Canada, Truist Bank and Wells Fargo Bank, National Association.  The Company refers to these entities, when acting in their capacity as purchasers under any forward sale transactions, individually, as a “Forward Purchaser” and, collectively, as the “Forward Purchasers.”  If the Company enters into a forward sale transaction with any Forward Purchaser, it expects that such Forward Purchaser or one of its affiliates will attempt to borrow from third parties and sell, through its related Forward Seller, the number of shares of the Company’s Common Stock underlying such forward sale transaction in order to hedge such Forward Purchaser’s exposure under such forward sale transaction.

Shares of Common Stock having an aggregate offering price of $167,568,679 have been offered and sold under the ATM Program as of the date of this Current Report on Form 8-K, including shares of Common Stock having an aggregate offering price of $99,472,256 that have been sold in connection with forward sale transactions that have not yet settled. Accordingly, as of the date of the Prospectus Supplement, shares of Common Stock having an aggregate offering price of up to $132,431,321 remain available for offer and sale under the ATM Program.

The foregoing description of the equity distribution agreements and the master forward confirmations and related supplemental confirmations does not purport to be complete and is qualified in its entirety by reference to the exhibits filed with (or incorporated by reference into) this Current Report on Form 8-K.

In connection with the filing of the Prospectus Supplement, the Company is filing the opinion of its counsel, Goodwin Procter LLP, as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
1.1	Form of Equity Distribution Agreement (previously filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K on December 23, 2019 and incorporated herein by reference)
1.2	Form of Master Forward Confirmation (previously filed as Exhibit 1.2 to the Company’s Current Report on Form 8-K on December 23, 2019 and incorporated herein by reference)
5.1	Opinion of Goodwin Procter LLP
23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 hereto and incorporated herein by reference)
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERLY GOVERNMENT PROPERTIES, INC.

By:	/s/ William C. Trimble, III
Name:	William C. Trimble, III
Title:	Chief Executive Officer and President

Date: February 25, 2021